gray

Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

September 2015

Disclaimer

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause our actual results to differ materially from those expressed or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be contained in our other reports subsequently filed with the SEC.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in the credit agreement, and free cash flow are contained in the appendix

Overview

An Industry Leading Power

Gray TV has a Diverse and National Footprint

Ranked #1 or #2 in 43 of 46 Markets
Reaching approximately 8.5% of US TV households



North Platte, NE
Rapid City, SD
Lincoln, NE
Sioux Falls, SD
Omaha, NE
Fargo, ND
Bismarck, ND
Cedar Rapids, IA
Wausau - Rhinelander, WI
Rockford, IL
Lansing, MI
Flint, MI
Presque Isle, ME
South Bend, IN
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Topeka, KS
Grand Junction, CO
Colorado Springs - Pueblo, CO
Wichita - Hutchinson, KS
Odessa, TX
Sherman, TX - Ada, OK
Laredo, TX
Waco-Temple - Bryan, TX
Alexandria, LA
Monroe, LA
Meridian, MS
Dothan, AL
Panama City, FL
Tallahassee, FL - Thomasville, GA
La Crosse - Eau Claire, WI
Madison, WI
Toledo, OH
Parkersburg, WV
Lexington, KY
Harrisonburg, VA
Charleston-Huntington, WV
Charlottesville, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Knoxville, TN
Bowling Green, KY
Augusta, GA
Albany, GA
FOX
Gray TV Station
State Capital in DMA

Gray's latest acquisition…continuing our M&A Growth Strategy

Cedar Rapids, IOWA DMA 90 / 341,960 TV HH

- KCRG ABC - #1 News & #1 Viewing & #1 Revenue
- 38% Total Local TV Audience Share / 42.8% Total Local TV Market Revenue Share
- Multi Decade Commitment to Strong Local News and Community Service
- University of Iowa and Kirkwood Community College – Enrollment 45,000+
- Purchase Price $100 million
  - Approximately 6.9 x Average 15/16 Buy side BCF multiple
  - Financed by cash on hand
- Very Large Political Revenue anticipated for…
  - Remainder of 2015 --- over $2.0 million of orders as of 9/1/15
  - Early 2016
- Purchased Most Non-License Assets and commenced LMA on 9/1/15
  - License asset closing is subject to regulatory approval and is currently expected to close in the 4th quarter of 2015

Significant Scale Poised for Long-Term Success

	Net Revenue	BCF	OCF	FCF
2014 PF (in millions)	$621	$273	$257	$151

161 program streams

82 "Big 4" network affiliations

77 stations

46 markets

14 markets with two "Big 4" network affiliations

5 markets with three "Big 4" network affiliations


FOX
13 channels: 6/30/19
CBS
30 channels: 8/31/19
abc
1 channel:12/31/15
3 channels:12/31/17
13 channels:12/31/18
NBC
22 channels: 12/31/18

The Importance of Being #1


Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations Can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Dominates the Industry with the Highest Quality Portfolio of Local Television Stations

- ✓ **43** of 46 markets with stations ranked #1 or #2
- ✓ **32** of 46 markets with #1 news ranking
- ✓ **One of Two** pure-play TV broadcasters with a full-time Washington DC News Bureau

gray
Washington News Bureau

The Importance of Being #1

Long History of Being #1 in the Market


13
16
15
16
13
16
14
16
16
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
10/'11
11/'12
12/'13
13/'14

CBS National Ranking	1	1	2	1	1	1	1	1	1


15
10
12
11
16
12
11
11
14
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
11/'12
12/'13
13/'14

NBC National Ranking	3	3	4	4	4	4	4	3	3


4
6
6
6
6
7
6
5
6
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
11/'12
12/'13
13/'14

ABC National Ranking	2	2	2	3	2	2	2	2	2

Source: Nielsen Media Research

Gray's Stations Over-Index Every Major Network

CBS vs. Gray
November '14 Household Share



16
20
10
9
12
12
11
5
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray

CBS, NBC, and ABC perform *far better* on Gray's stations than national averages across all key day-parts

NBC vs. Gray
November '14 Household Share



27
29
13
12
9
11
7
19
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray

ABC vs. Gray
November '14 Household Share



30
24
16
11
10
14
5
13
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
abc
Gray

Source: Nielsen Media Research, November 2014

Gray Dominates Local News and Information

+91%

Amount by which Gray's late local newscasts **outperform** the national average…

+80%

Amount by which Gray's 6PM newscasts **outperform** the national average…

Gray's national Household Share average exceeds all major affiliate news programs



National Average vs. Gray
November '14 Household Share
27
15
21
11
6PM News
Late News
NSI National Average
Gray Average of All Stations

Source: Nielsen Media Research, November 2014

Gray Has Long-Term Ratings GROWTH

November DMA Rating – All Viewing[1]

8% Ratings Growth Since 2010


5.1
5.2
5.1
5.4
5.5
2010
2011
2012
2013
2014

(1) November DMA Average Rating in DMA TV HH Monday-Sunday 6:00pm to 2:00am

Gray Leads the Industry in Ratings

Household Rating Analysis – November 2014



5.5
5.2
4.9
4.9
4.4
4.1
3.9
3.8
3.7
3.6
3.3
3.2
3.1
2.7
2.5
gray
Cox
Raycom
Media General
Hearst
Meredith
TEGNA
ABC O&O
Sinclair
Viacom-CBS
Nexstar
Tribune
Scripps
NBC O&O
Fox

Source: Nielsen Media Research, November 2014; M-Sun/6a-2a

Gray Leads the Industry in Political Ad Revenues

2014 Political Revenue Per TV Household



$9.69
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75

	gray (1)	TEGNA (2)	Media General (3)	Meredith (4)	Scripps (5)	Nexstar (6)	Sinclair (7)	Tribune (8)
2014 Political Revenue ($mm)	$94	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	9.7	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data

(1) Pro Forma
(2) Pro Forma for Belo and London transactions
(3) Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
(5) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(6) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(7) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(8) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Gray Excels at Retrans

Gray TV Retransmission Revenue in Millions

- Approximately 10.2 million Big-4 Affiliate subscribers total across all markets
- Approximately 0.6 million Big-4 Affiliate subscribers will re-price by 12/31/2015
- Approximately 3.5 million Big-4 Affiliate subscribers will re-price by 12/31/2016
- Approximately 6.1 million Big-4 Affiliate subscribers will re-price between 12/31/17 and 6/30/18
- Sub Count stable 2012-2014
  - Continuously owned stations Big-4 subs ranged from 6.4 million to 6.5 million



Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
2005 1.0
2006 1.6
2007 2.4
2008 3.0
2009 15.6
2010 18.8
2011 20.2
2012 33.8 5.6 28.2
2013 39.8 7.6 32.2
2014 74.9 19.6 55.3
2013PF 59.7 14.4 45.3
2014PF 90.9 25.1 65.8
2015 PF Estimate(2) 157.0 72.0 85.0
2016 PF Estimate(2) 175.0 87.5 87.5
2017 PF Estimate(2) 200.0 100.0 100.0

(1) Gray actual data per Company; 2013PF and 2014 PF includes the completed Acquisitions and Montana Disposition
(2) Per current Company estimate PF. 2016 & 2017 assume Network Affiliation fees (a.k.a. "Network Reverse Compensation") equal to 50% of retransmission revenue. Actual results may vary from current estimates.

Gray TV Leads Industry In Operating Margins

2014 EBITDA Margins


41% (1)
37%
36% (2)
35% (3)
33%
31%
25% (4)
18% (5)
10% (6)
gray
Nexstar
Sinclair
Media General
Entravision
Tribune
TEGNA
Meredith
Scripps

Source: Company filings, Investor presentations
Note: Based on "as-reported" financials for all companies except Gray TV and Media General, which are reported on a "combined historical" basis
(1) Based on 2014 Pro Forma Operating Cash Flow
(2) Based on Non-GAAP reconciliation available on Sinclair Broadcasting's website
(3) Media General pro forma for LIN, including $16 million in Young synergies and $35 million in LIN run rate synergies; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on consolidated revenue and EBITDA
(5) Based on consolidated revenue and EBITDA and calendar year ending 12/31/14; Fiscal year ends 6/30
(6) Based on consolidated revenue and EBITDA; Calculated as segment profits less corporate and pension plan expense; Reported in Scripps' 2014 10-K

Significant Opportunity for Continued Growth


FCC U.S. TV Household Cap: 39%
44%
38%
31%
23%
19%
18%
18%
13%
11%
11%
8.5%
6%
4%
4%
3%
3%
3%
2%
2%
2%
1%
1%
Tribune
Sinclair
TEGNA
Media General
Hearst
EW Scripps
Nexstar
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Calkins Media
Quincy
Bahakel
Schurz
Dispatch
Capital
Drewry

Source: Company filings, BIA, company websites
Note: Excludes Big Four networks

gray

Television • Digital • Mobile

Investment Highlights

Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid-Markets with Dominant Market Positions
- ✓ Improving Advertising Market and Diversification of Revenue Mix
- ✓ Large Political Upside in Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management with a Track Record of Accretive Transactions and Successful Integrations

Highly Experienced Senior Management

Name	Years at Gray TV	Years in Industry	Background and Notable Achievements
Hilton H Howell, Jr. *Director, Vice Chairman, President & CEO*	22	22	▪ CEO since 2008, Vice Chairman since 2002 and director since 1993 ▪ Served as President and CEO of Atlantic American Corporation since 1995 ▪ Served as EVP and General Counsel of Delta Life Insurance Company and Delta Fire & Casualty Insurance Company since 1991 ▪ Served on the NBC Affiliate Board since 2014
James C. Ryan *SVP & CFO*	16	30	▪ CFO since 1998 and additionally serves as SVP of Finance ▪ Served as SVP since 2002 and as VP from 1998 to 2002 ▪ Served as the CFO of Busse Broadcasting Corporation from 1987 to 1998
Kevin P. Latek *SVP – Business Affairs*	3	18	▪ Joined Gray in 2012, after spending 15 years representing television broadcasters in FCC regulatory and transactional matters with law firm Dow Lohnes ▪ Member of the CBS Affiliates Board; former member of, and previously counsel to, Fox Affiliate Board of Governors
Nick Waller *SVP – Mid-Atlantic & South*	13	13	▪ Joined Gray in 2000, after spending 20 years with Datasouth Computer Corporation, first as CFO and eventually as President ▪ Director of the Florida Association of Broadcasters
Bob Smith *SVP – Midwest & West*	14	29	▪ Started as an account executive at Gray TV in Eau Claire, Wisconsin in 1986 ▪ Served as SVP since July 2013 and served in various roles from 1986 – 2013 at Gray TV ▪ Has served on the Board of Directors of the Wisconsin Broadcaster Association, among others
Jason Effinger *SVP – Media & Technology*	14	24	▪ Joined Gray TV in 2001 as a station manager ▪ Served as SVP since July 2013 and served as Regional VP prior to that ▪ Serves as Vice Chair of the Nebraska Broadcasters Association

Acquisitions Announced and Closed in 2014 Significantly Increased Scale and Margins

Summary Financial Metrics
'13A/'14A Blended 2-Year Averages
In Millions

As Reported



$427
$175
$154
$67
Revenue
BCF
OCF
FCF

% Margin	41%	36%	44%(1)

Pro Forma



$566
$233
$224
$121
Revenue
BCF
OCF
FCF

% Margin	41%	40%	54%(1)

(1) % of OCF

Diversification Across Networks and Markets

Station Mix	2014PF Revenue by Affiliate: $621mm (1)	2014PF BCF by Affiliate: $273mm (1), (3)

161 Total Program Streams:

82 Big 4 Affiliates:

- 30 CBS
- 22 NBC
- 17 ABC
- 13 FOX

79 Additional Program Streams:(2)

- 17 CW
- 2 Telemundo
- 20 MyNetwork TV
- 19 MeTV Network
- 7 Antenna TV
- 2 This TV Network
- 2 MOVIES! Network
- 10 Local News/Weather


FOX
3%
All Secondary Channels & Other
2%
abc
22%
CBS
39%
NBC
34%


FOX
3%
All Secondary Channels & Other
<1%
abc
19%
CBS
40%
NBC
38%

No single market represents >10% of total revenue or BCF

(1) Pro Forma
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses

Stable Markets – Concentration on DMAs 61-209 with Focus on State Capitals / Collegiate Presence

- Gray stations cover 12 state capitals and 25 university towns
- Enrollment of approximately 602,000 students
- Better demographics, more stable economies

Market	College(s)	Approximate Enrollment
Waco, TX		75
Topeka, KS		53
Lansing, MI		50
Cedar Rapids, IA		45
Tallahassee, FL		43
Madison, WI		43
Lexington, KY		30
Knoxville, TN		27
Lincoln, NE		25
Greenville, NC		22
Toledo, OH		21
Charlottesville, VA		21
Bowling Green, KY		21

Market	College(s)	Approximate Enrollment
Reno, NV		20
Harrisonburg, VA		20
Sioux Falls, SD		13
Cheyenne, WY		11
Charleston-Huntington, WV		10
Monroe, LA		9
Flint, MI		9
Colorado Springs, CO		9
South Bend, IN		8
Twin Falls, ID		8
Odessa, TX		5
Bismarck, ND		4

Source: College/University website
Note: Shading indicates DMA includes state capital. Enrollment in thousands.

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media – internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2010A Net Revenue Mix: $346mm (1)


Other 4%
Internet 4%
National 17%
Retransmission 5%
Local
53%
Political
17%

2014A Net Revenue Mix: $508mm (1)


Internet
6%
Other
2%
National
13%
Local
48%
Retransmission
15%
Political
16%

2014PF Net Revenue Mix: $621mm (2)


Internet
5%
Other
3%
National
14%
Local
48%
Retransmission
15%
Political
15%

(1) 2010A and 2014A reflect Gray actual data per Company
(2) 2014 Pro Forma

Gray is a Leading Beneficiary of Political Revenue with Large Upside in Presidential Years



Gray TV Political Revenue in Millions
$48
$58
$86
New
Record
Presidential
Year
$82
New
Record
Non-
Presidential
Year
$123
$94
2008
2010
2012
2014
2012PF
2014PF

November 8, 2016 Elections


1
Presidential Primaries & General
2
Federal Races
3
Gubernatorial Races
4
State & Local Races
5
Ballot Initiatives & Referendums
ELECTION
2016

Open Presidential Contest
Gray Markets in 8 out of 9 2012 Swing States

34 Senate Races
9 Competitive Races in Gray Markets (CO, FL, GA, IL, IN, NV, NC, OH, WI)

535 House Races
7 Competitive Races in Gray Markets (FL, IN, MI, MN, NE, NV)

11 Gubernatorial Races

4 Competitive Races in Gray Markets (IN, MT, NC, WV)

Source: Politico.com, CenterForPolitics.org.

Successful Digital Media Initiatives

- Operate web and mobile applications in all markets
  - Approximately 80% of all traffic is mobile
- Focused on local content: news, weather, sports
  - Estimating 2 Billion page views in 2015
  - Estimating 3.5 million live video streams in 2015
- All sites use responsive design
- Social Media
  - 100 TV Station Social Media Accounts – approximately 4.3 million followers
  - Over 1,000 Social Media Accounts including TV Station news/weather/ sports staff
- "Moms Everyday" digital vertical; deployed in each Gray TV market and continues to expand to other markets
- Full service digital solutions

Gray TV Digital Media Revenue in Millions

Anticipate 3+ Billion Digital Ads Served in 2015



2009-2014 CAGR: 20%
$11.4
$13.4
$20.1
$25.0
$25.4
$28.2
$29.3
$30.2
2009
2010
2011
2012
2013
2014
2013PF
2014PF

	2009	2010	2011	2012	2013	2014	2013PF	2014PF
% of Total Revenue	4.2%	3.9%	6.5%	6.2%	7.3%	5.6%	5.7%	4.9%

50% plus margin on digital revenue

Significant Potential Upside from Spectrum Monetization Opportunities

- One of first broadcasters to monetize digital spectrum
- 84 secondary channels of programming today
- Opportunities to benefit from the 2016 FCC Broadcast Incentive Auction
- Potential opportunities from future changes to new broadcast technical standard

Growing Secondary (D2) Channels (1)



Other
23 Channels
19 Channels
2 Channels
3 Channels
3 Channels
16 Channels
18 Channels

Secondary Channel 2014 Financials



($ in Millions)
Revenue
BCF
Margin
$30
$18
60%
$53
$29
55%
As Reported
Pro Forma

(1) Certain program channels are affiliated with more than one additional network simultaneously

Financial Overview

Gray TV's Financial Scale Continues to Increase

Net Revenue (1)



LTM
L8QA
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
$511
$544
$621
$566
2010
2011
2012
2013
2014
2013PF
2014PF

	2010	2011	2012	2013	2014	2013PF	2014PF
L8QA Growth	3%	6%	9%	5%	14%	--	4%
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	8%

Operating Cash Flow (1)

($ in millions)



LTM
L8QA
$136
$104
$97
$117
$174
$136
$114
$144
$195
$155
$192
$234
$257
$224
2010
2011
2012
2013
2014
2013 PF
2014 PF

	2010	2011	2012	2013	2014	2013 PF	2014 PF
L8QA Margin	34%	36%	38%	38%	36%	43%	40%
LTM Margin	39%	32%	43%	33%	38%	38%	41%

Capital Expenditures (1)

($ in millions)



Actual CapEx
PF CapEx
$29
$27
$19
$21
$23
$24
$32
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
% of Revenue(2)	6%	7%	6%	7%	6%
% of PF Revenue(3)	-	-	5%	5%	5%

(1) Gray actual data per Company; 2013PF and 2014PF
(2) Gray standalone Capex as a percentage of Gray standalone Revenue
(3) PF Capex as a percentage of PF Revenue

Robust Free Cash Flow Generation

- Gray realized record free cash flow of $95 million in 2014; $151 million pro forma FCF in 2014
- Gray's free cash flow is expected to increase with the Acquisitions due to the incremental OCF despite a moderate increase in capital and corporate expenditures
- Gray also benefits from ~$160 million in net operating loss carryforwards as of 12/31/14

Presidential Election Year 2012 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
54.6%
$174
$95
$23
$56
<$1
62.5%
$276
$172
$29
$73
<$1
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
34.2%
$114
$39
$24
$51
<$1
47.1%
$192
$90
$27
$73
<$1
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
48.7%
$195
$95
$32
$67
<$1
58.9%
$257
$151
$32
$73
<$1
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

2015 and 2016 FCF Drivers

- Local
- Presidential Political
- Net Retransmission
- NOLs
- Accretive M&A
- Cost Efficiencies

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF and 2014PF

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage (1)

($ in millions)



Secured Net Debt / OCF
Net Debt / OCF
Preferred Stock / OCF
8.5x
3.5x
4.4x
7.5x
3.2x
4.0x
6.1x
2.2x
3.9x
5.7x
4.7x
1.0x
6.0x
3.4x
2.6x
4.81x(3)
5.06x(3)
2010A
2011A
2012A
2013A
2014A
6/30/2015A
6/30/2015PF

	2010A	2011A	2012A	2013A	2014A	6/30/2015A	6/30/2015PF
Net Debt (2)	$828	$832	$824	$823	$1,201	$1,009(3)	$1,183(3)
Net Debt + Preferred Stock	$881	$872	$824	$823	$1,201	$1,009(3)	$1,183(3)
L8QA OCF	$104	$117	$136	$144	$200	$209	$234

(1) Gray actual data per company filings
(2) Total debt less up to $30 million of cash on hand
(3) Total debt less all cash on hand

Record Results YTD, 2015

	As Reported Basis Six Months Ended June 30,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(in thousands except per share data)				
Revenue (less agency commissions):					
Total	$ 276,767	$ 198,546	39 %	$ 162,454	70 %
Political	$ 3,356	$ 11,408	(71)%	$ 1,392	141 %
Operating expenses (1):					
Broadcast	$ 173,292	$ 126,386	37 %	$ 105,301	65 %
Corporate and administrative	$ 13,291	$ 16,347	(19) %	$ 9,117	46 %
Net income	$ 17,705	$ 2,868	517 %	$ 6,014	194 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 103,968	$ 71,149	46 %	$ 56,816	83 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 92,218	$ 56,881	62 %	$ 49,163	88 %
Free Cash Flow	$ 49,379	$ 16,334	202 %	$ 12,062	309 %
Free Cash Flow Per Share:					
Basic	$ 0.76	$ 0.28		$ 0.21	
Diluted	$ 0.75	$ 0.28		$ 0.21	

(1) Excludes depreciation, amortization and loss on disposal of assets
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

Record Pro Forma Results YTD, 2015

	Selected Operating Data on Pro Forma Basis (a.k.a. Combined Historical) Six Months Ended June 30,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
		(dollars in thousands, except per share data)			
Revenue (less agency commissions):					
Total	$ 297,632	$ 275,695	8 %	$ 242,518	23 %
Political	$ 3,504	$ 15,135	(77)%	$ 2,248	56 %
Operating expenses (1):					
Broadcast	$ 187,196	$ 171,605	9 %	$ 156,142	20 %
Corporate and administrative	$ 13,291	$ 16,347	(19)%	$ 9,117	46 %
Net income	$ 22,213	$ 21,808	2 %	$ 14,094	58 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 110,929	$ 105,201	5 %	$ 88,099	26 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 99,179	$ 89,894	10 %	$ 79,084	25 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 106,408	$ 99,399	7 %	$ 87,810	21 %
Free Cash Flow	$ 60,668	$ 53,220	14 %	$ 36,446	66 %
Free Cash Flow Per Share:					
Basic	$ 0.93	$ 0.92		$ 0.63	
Diluted	$ 0.93	$ 0.91		$ 0.63	

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Pro Forma Annual Results 2012-2014

	2014	2013	% Change 2014 to 2013	2012	% Change 2013 to 2012
	Selected Operating Data on Pro Forma Basis (a.k.a Combined Historical) Year Ended December 31 (in thousands except per share data)				
Revenue (less agency commissions):					
Total	$ 621,018	$ 510,977	22 %	$ 577,230	8 %
Political	$ 93,526	$ 6,838	1268 %	$ 119,959	(22) %
Operating expenses (1):					
Broadcast	$ 350,059	$ 319,307	10 %	$ 302,899	16 %
Corporate and administrative	$ 29,203	$ 19,810	47 %	$ 15,927	83 %
Net income	$ 75,852	$ 39,190	94 %	$ 70,542	8 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 273,023	$ 192,504	42 %	$ 278,530	(2) %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 245,888	$ 171,431	43 %	$ 260,899	(6) %
Operating Cash Flow as defined in the Senior Credit Facility	$ 257,109	$ 191,507	34 %	$ 275,594	(7) %
Free Cash Flow	$ 151,374	$ 90,169	68 %	$ 172,364	(12) %
Free Cash Flow Per Share Data:					
Basic	$ 2.62	$ 1.56		$ 3.01	
Diluted	$ 2.59	$ 1.56		$ 3.01	

(1) Excludes depreciation, amortization and loss on disposal of assets
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

Capitalization Overview

- No near-term debt maturities and ~$272 million of liquidity as of 6/30/15

Current Capitalization

($ in millions)	6/30/2015 "As Reported"			Pro Forma		
	Actual $	Cum. X L8QA OCF(1)	Cum. X LTM OCF(2)	Pro Forma	Cum. X L8QA OCF(5)	Cum. X LTM OCF(6)
Cash & Equivalents	$222			$48		
Priority Revolver ($50MM) due 2019	--	0.0x	0.0x	--	0.0X	0.0X
Term Loan B due 2021 (LIBOR + 3% with LIBOR Floor of 0.75%)	$556	2.66x	2.36x	$556	2.38	2.11
Secured Debt	$556	2.66x	2.36x	$556	2.38	2.11
7.5% Senior Notes due 10/2020, at par value	$675	5.89x	5.22x	$675	5.26	4.66
Total Debt	$1,231	5.89x	5.22x	$1,231	5.26	4.66
Net Debt(3)	$1,201	5.73x	5.09x	$1,201	5.13	4.55
Debt Net All Cash(4)	$1,009	4.81x	4.28x	$1,183	5.06	4.48
		$209	$236		$234	$264

Source: Company financials and management estimates

(1) Based on Gray's L8QA 6/30/15 Pro Forma OCF for transactions closed on/before 6/30/15
(2) Based on Gray's LTM 6/30/15 Pro Forma OCF for transactions closed on/before 6/30/15
(3) Total debt less up to $30 million of cash on hand
(4) Total debt less all cash on hand
(5) Based on Gray's L8QA 6/30/15 Pro Forma OCF
(6) Based on Gray's LTM 6/30/15 Pro Forma OCF

Questions & Answers

Appendix

Glossary

"Cedar Rapids Acquisition":	The acquisition of KCRG, the ABC affiliate in Cedar Rapids, IA for $100 million in the aggregate. Closed on non-license assets on September 1, 2015 for $80 million; closing on FCC licenses for $20 million is subject to regulatory approval and is currently expected to close in the 4th QTR of 2015. Gray is operating KCRG under an LMA that commenced September 1, 2015.
"Combined Historical Basis":	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Acquisitions and Montana Disposition. It does not include any adjustments for other events attributable to the Completed Acquisitions and Montana Disposition except "Operating Cash Flow" gives effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings related to the Completed Acquisitions and Montana Disposition.
"Completed Acquisitions":	All previously disclosed acquisitions completed since November 2013 through December 31, 2014 and the Completed 2015 Acquisitions unless otherwise specified
"Completed 2015 Acquisitions":	Collectively the Odessa, Twin Falls, Presque Isle, Wausau-Fox, Laredo-CBS and Cedar Rapids acquisitions.
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States.
"Laredo-CBS":	The acquisition of certain non-license assets of WFXS, the CBS affiliate in Laredo, TX for $9.0 million which closed July 1, 2015.
"Montana Disposition":	The pending disposition of NBC stations in Montana; KGBF-LP, Great Falls and KMTF, Helena for an aggregate of $3.0. The dispositions are subject to regulatory approval and is currently expected to close in the 4th QTR of 2015
"Odessa Acquisition":	The acquisition of KOSA-TV the CBS/MY network affiliate in Odessa-Midland, TX for $33.6 million which closed July 1, 2015.
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments for Completed Acquisitions and Montana Disposition. See appendix herein for definition and reconciliations of non-GAAP terms
"Presque Isle":	The acquisition of WAGM-TV, a CBS and Fox affiliated station in Presque Isle, Maine for $10.25 million which closed July 1, 2015
"Pro Forma" or "PF":	Reflects Combined Historical Basis Results, position, or statistics of Gray, the Completed Acquisitions and the Montana Disposition; Pro Forma financial results give effect to the specified acquisitions and/or dispositions as if they had occurred at the beginning of the relevant period
"Wausau-Fox":	The acquisition of certain non-license assets of WFXS, the Fox affiliate in Wausau, WI for $14.0 million which closed July 1, 2015.
"Twin Falls":	The acquisition of two stations, a CBS station and a FOX station, in Twin Falls, Idaho for $17.5 million which closed July 1, 2015.

Combined Historical Results(1)

	Pro Forma Non-GAAP Reconciliation						
	Year Ended December 31,			Six Months Ended June 30,			
	2012	2013	2014	2013	2014	2015	L8QA 2015
			(In thousands)				
Net income	$ 70,542	$ 39,190	$ 75,852	$ 14,094	$ 21,808	$ 22,213	$ 61,580
Adjustments to reconcile from net income to Free Cash Flow:							
Depreciation	33,916	34,748	35,998	16,909	17,441	18,665	36,251
Amortization of intangible assets	1,262	1,336	8,782	554	1,739	5,565	7,565
Non-cash stock-based compensation	878	1,974	5,012	1,464	3,051	2,002	3,762
(Gain) loss on disposals of assets, net	(69)	850	171	(75)	733	314	705
Miscellaneous expense (income), net	1,399	360	(69)	2,141	533	(433)	(1,141)
Interest expense	77,362	75,339	75,225	37,693	37,587	37,262	75,066
Loss from early extinguishment of debt	46,683	-	5,086	-	4,897	-	2,543
Income tax expense	29,615	18,613	39,361	6,899	4,671	13,412	32,244
Amortization of program broadcast rights	12,969	13,090	12,871	6,591	5,918	7,160	13,265
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	25	14	12	13	26
Network compensation revenue recognized	(687)	(615)	(456)	(314)	(221)	-	(379)
Payments for program broadcast rights	(13,727)	(13,156)	(15,087)	(6,628)	(7,692)	(7,141)	(14,378)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	17,631	21,073	27,135	9,015	15,307	11,750	25,472
Other	730	(326)	3,117	(258)	(583)	148	1,598
Broadcast Cash Flow	**278,530**	**192,504**	**273,023**	**88,099**	**105,201**	**110,929**	**244,179**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(17,631)	(21,073)	(27,135)	(9,015)	(15,307)	(11,750)	(25,472)
Broadcast Cash Flow Less Cash Corporate Expenses	**260,899**	**171,431**	**245,888**	**79,084**	**89,894**	**99,179**	**218,707**
Pension expense	7,874	8,626	6,126	4,308	3,328	4,190	7,317
Contributions to pension plans	(9,402)	(4,748)	(6,770)	(2,604)	(2,482)	(1,433)	(5,174)
Other	16,223	16,198	11,865	7,022	8,659	4,472	12,757
Operating Cash Flow as defined in Senior Credit Agreement	**275,594**	**191,507**	**257,109**	**87,810**	**99,399**	**106,408**	**233,607**
Interest expense	(77,362)	(75,339)	(75,225)	(37,693)	(37,622)	(37,262)	(75,066)
Amortization of deferred financing costs	2,723	1,903	2,970	823	1,394	1,597	2,824
Amortization of net original issue (premium) or discount on 7 ½% senior notes, due 2020	1,127	(9)	(863)	138	(432)	(432)	(721)
Purchase of property and equipment	(28,882)	(27,374)	(32,215)	(14,129)	(9,475)	(8,396)	(26,928)
Income taxes paid, net of refunds	(836)	(519)	(401)	(503)	(44)	(1,248)	(833)
Free Cash Flow	**$172,364**	**$90,169**	**$151,375**	**$36,446**	**$53,220**	**$60,668**	**$132,883**

(1) See Definition of "Pro Forma" herein

Investor Presentation